UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 30, 2019

Cross Country Healthcare, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-33169	13-4066229
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5201 Congress Avenue, Suite 100B, Boca Raton, FL 33487
(Address of Principal Executive Office) (Zip Code)

(561) 998-2232
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.0001 per share	CCRN	The NASDAQ Stock Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01                    Entry into a Material Definitive Agreement.

On September 30, 2019, the Company entered into an amendment (the Amendment) to its Amended and Restated Credit Agreement dated August 1, 2017 among the Company, substantially all of its wholly-owned subsidiaries, the lender parties thereto and SunTrust Bank, as Administrative Agent, Swingline Lender and an Issuing Bank. The Amendment modified the following: (1) reduced the Aggregate Revolving Commitments from $75.0 million to $65.0 million on the Effective Date, to $55.0 million on October 31, 2019, to $45.0 million on November 30, 2019, and $35.0 million on December 31, 2019; (2) reduced the Letter of Credit sublimit from $35.0 million to $25.0 million; (3) changed the maximum Consolidated Net Leverage Ratio from 4.25:1:00 to 4.60:1:00 for the period ending September 30, 2019; and (4) changed the minimum Consolidated Fixed Charge Coverage Ratio from 1.50:1.00 to 1.10:1.00 as of the end of the fiscal quarter ended September 30, 2019. With these modifications, the Company believes it will be able to maintain compliance with the terms of the current credit agreement and have sufficient liquidity for its operations. The Company anticipates entering into a new asset-based credit facility during the fourth quarter 2019. In contemplation of that, the Company terminated its interest rate swap agreement with SunTrust Bank on September 26, 2019.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached herewith as Exhibit 10.1 and incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description

10.1
Third Amendment to Amended and Restated Credit Agreement, dated as of September 30, 2019, by and among Cross Country Healthcare, Inc. as borrower, certain of its domestic subsidiaries as guarantors, the Lenders referenced therein, and SunTrust Bank, as agent

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CROSS COUNTRY HEALTHCARE, INC.

		By:	/s/ William J. Burns
William J. Burns
Dated:	October 4, 2019		Executive Vice President, Chief Financial Officer